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                                  CONSENT OF                        EXHIBIT 7(b)
                             MAYER, BROWN & PLATT


       We hereby consent to the reference to our firm under the caption "Legal matters" in the Additional Information section comprising a part of Post-Effective Amendment No. 3 to the Form S-6 Registration Statement of Security Life Separate Account L1 with respect to Strategic Advantage Variable Universal Life, File No. 33-88148.




                         /s/ MAYER, BROWN & PLATT